Kellner Long/Short Fund
Class A
Institutional Class

A series of Advisors Series Trust
June 20, 2014

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated April 30, 2014

Based upon a recommendation by Kellner Management, L.P. (the “Advisor”), the investment advisor to the Kellner Long/Short Fund (the “Fund”), the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) has determined to close and liquidate the Fund.  The Advisor has concluded it wishes to discontinue managing this type of investment strategy.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets on June 30, 2014.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective immediately, the Advisor will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by June 27, 2014, will automatically be redeemed on June 30, 2014, and net cash proceeds, less any required withholdings, will be sent to the address of record.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on June 30, 2014.

Please contact the Fund at 1-855-535-5637 if you have any questions.

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Please retain this Supplement with your
Prospectus, Summary Prospectus and SAI for future reference.